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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 10, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                         0-16014                       23-2417713
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830





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ITEM 9. REGULATION FD DISCLOSURE.

     1.   CERTAIN DEFINED TERMS

          As used in this Form 8-K, the following terms shall have the following meanings:

          "ABIZ" means Adelphia Business Solutions, Inc., a Delaware corporation.

          "BOARD OF DIRECTORS" means the board of directors of the Company.

          "EBITDA" means earnings before interest, taxes, depreciation and amortization.

          "FIVE NAMED RIGAS FAMILY MEMBERS" means John J. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas and Ellen Rigas Venetis.

          "RIGAS ENTITIES" means any entity directly or indirectly controlled by any of the Five Named Rigas Family Members, other than the Company, ABIZ and their respective subsidiaries.

          "RIGAS PARTIES" means John J. Rigas, Timothy J. Rigas, Michael J. Rigas, and James P. Rigas.

          "RIGAS PERSONS AND ENTITIES" means the Five Named Rigas Family Members, any father, mother, brother, sister, son, daughter, son-in-law, daughter-in-law or spouse of any of the Five Named Rigas Family Members, and any entity of which any of the foregoing persons has, directly or indirectly, a substantial or material beneficial interest, other than the Company, ABIZ and their respective subsidiaries.

          "SEC" means the United States Securities and Exchange Commission.

          "SPECIAL COMMITTEE" means Special Committee of Independent Directors of the Board of Directors.

          "SUBSCRIBERS" means the number of households that receive video services from the Company's cable television systems, exclusive of households that receive only high-speed data, home security or other non-video services. Customers of joint ventures that are included in the Company's consolidated financial statements come within the definition of Subscribers.

     2.   INTRODUCTION

          (a) The following developments regarding the Company have been previously announced:

          o On March 27, 2002 the Company reported results of operations for the fourth quarter and full year ended December 31, 2001. However, the Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2001, and in May 2002, Deloitte & Touche LLP, who were the Company's auditors, suspended its auditing work on the Company's financial statements for that year. After initial discussions with the SEC in early May 2002, the Company announced that it had tentatively concluded that it would increase to approximately $2.6 billion the amount of indebtedness to be included in its consolidated financial statements, as of December 31, 2001, to reflect the full amount of principal borrowings by Rigas Entities under certain co-borrowing arrangements for which subsidiaries of the Company are jointly and severally liable. In addition, the Company expects to file restated consolidated financial statements for prior periods.

          o John J. Rigas resigned as the Chairman, President and Chief Executive Officer of the Company effective as of May 15, 2002; Timothy J. Rigas resigned as Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company effective as of May 16, 2002; and the other Rigas Parties resigned their executive positions with the Company on May 23, 2002. Also on May 23, 2002, the Rigas Parties resigned as members of the Board of Directors. Erland E. Kailbourne was appointed Chairman of the Board and Interim Chief Executive Officer on May 15, 2002. On May 25, 2002, Christopher Dunstan was appointed Chief Financial Officer and Treasurer and Steven B. Teuscher was appointed Chief Accounting Officer.

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          o The Special Committee is conducting an investigation into a broad range of matters regarding the Company, including relationships and transactions between the Company and the Rigas Persons and Entities.

          (b) INDEPENDENT PUBLIC ACCOUNTANTS. On June 9, 2002, the Company terminated the engagement of Deloitte & Touche LLP as the Company's independent accountants. The Company is in the process of engaging a new independent accounting firm. Information regarding the termination of Deloitte & Touche LLP and the engagement of the new independent accountants will be disclosed in subsequent Form 8-K filings.

          (c) Based on the preliminary results of the investigation by the Special Committee, current management of the Company has determined that it will make certain adjustments to its results of operations for 2000 and 2001 and its guidance with respect to management's expectations regarding EBITDA for 2002, and is also revising certain previous public statements regarding the number of Subscribers to the Company's cable television systems.

          The Company's present senior financial management has been in office for less than one month; the investigation by counsel to the Special Committee is continuing and additional facts not now known to the Company may be discovered. The Company expects that it will supplement or revise the information contained in this Form 8-K as material new information is learned.

     3.   ADJUSTMENTS TO RESULTS OF OPERATIONS

          The following table sets forth the Company's previously reported and preliminarily revised consolidated revenues and EBITDA for 2000 and 2001:

                      ADJUSTMENTS TO RESULTS OF OPERATIONS
                      ------------------------------------

                                                              ($ '000,000)
                           AS PREVIOUSLY REPORTED      AS PRELIMINARILY REVISED
                                 YEAR ENDED                   YEAR ENDED
                                DECEMBER 31,                 DECEMBER 31,
                           ----------------------      ------------------------
                           2000            2001          2000            2001
                           ----------------------      ------------------------

Consolidated Revenues     $2,608          $3,580        $2,548          $3,510
Consolidated EBITDA       $1,202          $1,409        $1,042          $1,199



          Management's revised preliminary estimate of EBITDA for 2000 and 2001 corrects the items in the previously announced operating results that current management believes were erroneous, and reflects more conservative accounting policies that the Company intends to follow in the future. The adjustments result primarily from the following items.

          MARKETING SUPPORT AGREEMENTS.

          Beginning at least as early as the year 2000, the Company entered into agreements with its two main vendors of digital converter boxes to raise the price paid by the Company for "set-tops" by $26 per set-top and to separately receive the same amount from the vendors for "marketing support". The Company did not provide a material amount of marketing support in exchange for such payment. The marketing support payments were improperly treated as a reduction of the Company's operating expenses, and the payments for the boxes were treated as capital expenditures. Current management expects that properly accounting for these marketing support arrangements will reduce EBITDA by approximately $54 million in 2001 and $37 million in 2000.

          INTERACTIVE CABLE SERVICES.

          Certain interactive cable service providers, whose services were carried on the Company's cable television systems, paid the Company with their financial instruments, whose value has been impaired. The March 27, 2002 announcement of operating results for 2001 included the payments from these interactive cable service providers in revenue. The impairment in the value of the financial instruments was not reflected in EBITDA. As a result, current


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management believes that both revenue and EBITDA should be reduced by the amount of this impairment and expects this adjustment to reduce revenue and EBITDA by $52 million in 2001 and $28 million in 2000.

          PROGRAMMING ADJUSTMENT.

          The Company has contracts with providers of cable television programming under which the Company makes fixed payments over a number of years. Prior management determined the amount per Subscriber to be charged as an expense in any year by estimating the number of Subscribers who would receive the service over the life of a contract and dividing that figure into the total amount paid by the Company over the life of the contract. This method resulted in a lower expense during the early years of a contract than if the Company had simply reflected the contract payments due in such years as an expense. Due to the uncertainty in the number of Subscribers who will receive these services, the Company's current management believes it is more appropriate to account for these contracts by charging the amount due under the contracts in each year as an expense for the year. Current management expects that this change will have the effect of reducing EBITDA by approximately $42 million in 2001 and $23 million in 2000 compared to amounts reflected in previously announced results.

          CAPITALIZATION OF LABOR EXPENSES.

          In reporting results during 2001 and prior periods, the Company capitalized certain labor expenses, such as those associated with reconnecting disconnected subscribers and operating customer service centers and other overhead items. Current management believes these labor expenses should have been expensed rather than capitalized. Current management expects that this change will result in a reduction of reported EBITDA for each of 2000 and 2001 of approximately $40 million but final determination will require comprehensive study and analysis.

          TRANSACTIONS WITH ABIZ, RIGAS ENTITIES AND OTHERS.

          Current management is reviewing transactions between the Company and ABIZ, various Rigas Entities and other parties, which had the effect of increasing the Company's reported EBITDA. These transactions included increasing the management fees charged by the Company to the Rigas Entities, transferring approximately $4 million in expenses from the Company to a joint venture controlled by ABIZ, and entering into arrangements with third parties under which the Company was allowed to accrue additional fee income. Because current management has not been able to substantiate these arrangements, it is their current expectation that the Company will not include the fee income under these arrangements in gross revenues, resulting in a reduction of EBITDA of approximately $18 million in 2001 and $19 million in 2000.

          DEFERRED BILLING ARRANGEMENTS.

          Current management has determined that when the Company provides free service during the initial months of a new or enhanced service arrangement, the Company will not recognize any revenue under the arrangement until customer payments begin. Prior management recognized revenue ratably over the expect period of service from the time service began. Current management expects that this change will reduce revenue and EBITDA by approximately $4 million for 2001 and by approximately $13 million for 2000.

     4.   MANAGEMENT GUIDANCE FOR 2002

          Management believes that EBITDA during the first quarter of 2002 was approximately equal on an annualized basis to the preliminary revised EBITDA for the full year 2001, and management expects EBITDA for the full year 2002 to increase to approximately $1.3 billion, based on rate increases and increases in the number of Subscribers.



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     5.   INACCURACIES IN PREVIOUSLY REPORTED DATA

          SUBSCRIBER DATA.

          The Company stated on March 27, 2002 that its cable systems had 5,810,253 "basic cable subscribers" as of December 31, 2001. Current management has recalculated the number of Subscribers and concluded that its best estimate of the number of Subscribers at December 31, 2001 is 5,763,000, determined as follows:

          The Company has both Subscribers who are billed directly and Subscribers who receive cable television service under a bulk billing arrangement, which is generally discounted. The number of Subscribers who were billed directly at December 31, 2001 was 5,118,000. The Company does not have statistics on the number of bulk billing Subscribers, except in Florida which had 357,000 bulk Subscribers at that date. Assuming that bulk-billing Subscribers outside Florida have the same average billing rate as bulk billing Subscribers in Florida, the total number of bulk billing Subscribers at December 31, 2001 would be 645,000, and the total number of Subscribers overall would be 5,763,000.

          The foregoing figures include Subscribers in joint ventures that are included in the Company's consolidated financial statements, but does not include any Subscribers in the Company's Brazilian joint ventures.

          OTHER DATA.

          Current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable, and the Company intends to correct the information, where material, as current management develops information it considers reliable.


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          CERTAIN STATEMENTS IN THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS
THAT ARE SUBJECT TO MATERIAL RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE OR RESULTS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS WHICH ARE DISCUSSED IN THIS FORM 8-K AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, UNCERTAINTIES RELATING TO GENERAL ECONOMIC AND BUSINESS CONDITIONS, ACQUISITIONS AND DIVESTITURES, THE AVAILABILITY AND COST OF CAPITAL, GOVERNMENT AND REGULATORY POLICIES, THE PRICING AND AVAILABILITY OF EQUIPMENT, MATERIALS, INVENTORIES AND PROGRAMMING, PRODUCT ACCEPTANCE AND CUSTOMER SPENDING PATTERNS, THE COMPANY'S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND TO CONSTRUCT, EXPAND AND UPGRADE ITS NETWORKS, RISKS ASSOCIATED WITH RELIANCE ON THE PERFORMANCE AND FINANCIAL CONDITION OF VENDORS AND CUSTOMERS, TECHNOLOGICAL DEVELOPMENTS, CHANGES IN THE COMPETITIVE ENVIRONMENT IN WHICH THE COMPANY OPERATES, AND MATTERS RELATING TO OR IN CONNECTION WITH THE RECENT BANKRUPTCY FILINGS AND PROCEEDINGS OF ABIZ. THESE RISKS AND UNCERTAINTIES ALSO INCLUDE MATTERS ARISING OUT OF THE COMPANY'S DELAY IN FILING WITH THE SECURITIES AND EXCHANGE COMMISSION ITS FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND ITS FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2002, LIQUIDITY SHORT FALLS ARISING OUT OF DEFAULTS UNDER LOAN AGREEMENTS AND INDENTURES, THE ANNOUNCED DELISTING OF THE COMPANY'S COMMON STOCK BY NASDAQ, PENDING DERIVATIVE AND CLASS ACTION LAWSUITS, AND MATTERS ARISING OUT OF THE PENDING INTERNAL INVESTIGATION BY THE SPECIAL COMMITTEE. ADDITIONAL INFORMATION REGARDING RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY AFFECT THE BUSINESS AND FINANCIAL RESULTS OF THE COMPANY CAN BE FOUND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS RECENTLY FILED CURRENT REPORTS ON FORM 8-K, THE MOST RECENTLY FILED QUARTERLY REPORT ON FORM 10-Q, THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AND THE MOST RECENT PROSPECTUS SUPPLEMENT FILED UNDER REGISTRATION STATEMENT NO. 333-64224, UNDER THE SECTION ENTITLED "RISK FACTORS" CONTAINED THEREIN. THE COMPANY DOES NOT UNDERTAKE TO UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS FORM 8-K OR WITH RESPECT TO MATTERS DESCRIBED HEREIN.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 10, 2002             ADELPHIA COMMUNICATIONS
                                 CORPORATION (Registrant)


                                 By:  /s/ ERLAND E. KAILBOURNE
                                    --------------------------------------------
                                    Erland E. Kailbourne
                                    Chairman and Interim Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit No.                        Description

99.01             Press Release dated June 10, 2002 (Filed Herewith)






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